SUPPLEMENT DATED MAY 26, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC FUNDS –

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION GROWTH

CLASS A, CLASS B, CLASS C, CLASS R AND ADVISOR CLASS SHARES

DATED AUGUST 1, 2016

This supplement revises the Pacific Funds Portfolio Optimization Growth Class A, Class B, Class C, Class R and Advisor Class shares summary prospectus dated August 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes in this supplement are currently in effect, unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Effective as of the close of business on July 31, 2017, Class B shares of Pacific Funds Portfolio Optimization Growth will be closed and no longer available for purchase by new or existing investors (except through reinvestment of dividends and capital gains distributions). The closing of Class B shares will not restrict an existing investor’s ability to redeem or exchange Class B shares of the Fund pursuant to the procedures set forth in the Prospectus.